EXHIBIT 99.1



FOR IMMEDIATE RELEASE                           Contact: Claire M. Chadwick, CFO
                                                         973-669-7366, ext. 267

                    PENNFED FINANCIAL SERVICES, INC. REPORTS
                    ----------------------------------------
                     FOURTH QUARTER AND FISCAL YEAR EARNINGS
                     ---------------------------------------

         WEST ORANGE, NJ, July 26, 2006 - PennFed Financial Services, Inc. (NASDQ:PFSB), the $2.3 billion holding company for New Jersey-based Penn Federal Savings Bank, announced earnings for the fourth quarter and fiscal year ended June 30, 2006. Earnings for the current quarter were 21 cents per diluted share compared to earnings for the June 2005 quarter of 28 cents per diluted share. Reported earnings for the year ended June 30, 2006 were $1.00 per diluted share compared to $1.11 per diluted share for the prior fiscal year.

         PennFed's net interest margin of 1.56% for the quarter ended June 30, 2006 reflected 18 basis points of compression from the March 2006 quarter. Joseph L. LaMonica, PennFed's President and Chief Executive Officer stated that, "The extremely competitive New Jersey deposit market coupled with rising deposit and borrowing costs and a flat yield curve resulted in continued compression in net interest margin." With concerns about inflation and questionable economic growth, further increases in short-term rates are uncertain. Absent future rate hikes, net interest margin should stabilize, but actual improvement in the margin would probably not begin to occur until the yield curve steepens.

         "Notwithstanding this difficult and competitive operating environment, we continue to focus on asset quality and expense management," LaMonica stated.

         Non-performing assets declined to $1.8 million and represented just 0.08% of total

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PennFed 4Q-2006
Page 2

assets at June 30, 2006. A year earlier, non-performing assets were $2.6 million, or 0.13% of total assets and only three months ago, at March 31, 2006, nonperforming assets were $2.6 million, or 0.12% of total assets.

         The Company's ratio of non-interest expense to average assets was 0.95% and 1.12% for the three months and year ended June 30, 2006, respectively, compared to 1.13% and 1.22%, respectively, for the same prior year periods. As noted earlier in the fiscal year, non-interest expense includes the effects of the payment of a penalty associated with the prepayment of certain advances from the Federal Home Loan Bank (FHLB) of New York, the acceleration of depreciation on branch automation software and an increase in the Company's obligation under certain long-term benefit plans. Excluding these items, the Company's non-interest expense ratio for the current fiscal year was at 1.02%, compared to 1.21% for fiscal 2005 after adjusting for increased regulatory compliance costs.

         Asset growth of over 12% since June 30, 2005 resulted in total assets of $2.3 billion at June 30, 2006. With total loan production of $134 million and $515 million for the three months and full year ended June 30, 2006, respectively, net loans receivable grew more than 15% during the fiscal year 2006. "Focus on the origination of home equity loans and commercial real estate loans in addition to one- to four-family mortgage loans continues," said LaMonica. For the three months and year ended June 30, 2006, PennFed's consumer loan originations totaled $36.5 million and $131.7 million, respectively - 24% and 45% increases for the quarter and year, respectively. Commercial and multi-family real estate loan production was strong at $12.4 million and $42.1 million for the current quarter and fiscal year, respectively.

         Since June 30, 2005, total deposits have increased $75 million, or 5.6%. LaMonica noted that, "By pricing deposits appropriately, we were able to grow deposit balances. However, the shift in the mix of deposits continued as savings account customers move

                                     -more-


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PennFed 4Q-2006
Page 3

"parked" funds to other higher yielding alternatives, including money market accounts, the balances of which have grown significantly over the year." In addition, throughout fiscal 2006, wholesale borrowings have been an alternate, lower costing source of funds when compared to the competition's pricing on retail deposits. Overall, the rate paid on deposits and borrowings increased 19 basis points over the linked quarter and 51 basis points year over year due to the continued rise in short term rates and the very strong competitive deposit pricing.

         For the year ended June 30, 2006 fees and service charges included the effects of a $2.7 million prepayment premium on a commercial loan, resulting from the payoff of one of the Company's largest commercial loans.

         The Company continued to employ stock repurchases as a means of utilizing capital. During fiscal 2006, 626,300 shares of the Company's outstanding stock were repurchased at prices ranging from $17.10 to $19.75, for a total cost of $11.6 million.

         PennFed stockholders of record as of August 11, 2006 will be paid a cash dividend of 7 cents per share on August 25, 2006. The Company's dividend policy will continue to be reviewed on a regular basis.

         Certain information provided in this press release excludes income and expense items which management believes should be excluded in order to provide investors with a clear understanding of the results of the Company's normal business operations. These items, which are included in the financial results prepared in accordance with U.S. Generally Accepted Accounting Principles (GAAP) but which are excluded from adjusted results, are described above and in the reconciliation tables following this press release.

         Penn Federal Savings Bank maintains 24 New Jersey branch offices. The Bank's deposits are insured by the Federal Deposit Insurance Corporation.

                                     -more-


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PennFed 4Q-2006
Page 4

         This release contains words or phrases, such as "will," "expect," "anticipate," "continue" and similar expressions, that are intended to identify "forward-looking statements" within the meaning of the Private Securities Litigation Reform Act of 1995. These statements are subject to certain risks and uncertainties, including, among other things, changes in economic and competitive conditions in the Company's market area, changes in policies by regulatory agencies, fluctuations in interest rates and demand for loans in the Company's market area, the relationship of short-term interest rates to long-term interest rates, competition and terrorist acts that could cause actual results to differ materially from historical earnings and those presently anticipated or projected. The Company wishes to caution readers not to place undue reliance on any forward-looking statements, which speak only as of the date made. The Company wishes to advise readers that the factors listed above, as well as other factors, could affect the Company's financial performance and could cause the Company's actual results for future periods to differ materially from any opinions or statements expressed with respect to future periods in any current statements.

                                       ###
                           NOTE: SEE FINANCIAL TABLES


                                   PennFed Financial Services, Inc.
                           (Holding Company for Penn Federal Savings Bank)
                             Selected Consolidated Financial Information
                           (dollars in thousands, except per share amounts)

                                                            June 30,        March 31,       June 30,
                                                              2006            2006            2005
                                                          -----------     -----------     -----------
Selected Financial Condition Data:
     Cash and cash equivalents                            $    16,614     $    17,393     $    15,220
     Investments, net                                         445,296         445,332         410,509
     Mortgage-backed securities, net                           62,963          65,749          78,201
     Loans held for sale                                          217             520           4,826
     Loans receivable:
          One- to four-family mortgage loans                1,302,230       1,256,817       1,143,663
          Commercial and multi-family real estate loans       172,600         166,321         169,765
          Consumer loans                                      204,446         186,124         144,423
          Allowance for loan losses                            (5,888)         (5,898)         (6,050)
          Other, net                                           10,619           9,972           8,853
                                                          -----------     -----------     -----------
     Loans receivable, net                                  1,684,007       1,613,336       1,460,654

     FHLB stock                                                27,714          26,261          22,391
     Other assets                                              68,014          68,755          58,750
                                                          -----------     -----------     -----------
     Total assets                                         $ 2,304,825     $ 2,237,346     $ 2,050,551
                                                          ===========     ===========     ===========

     Deposits:
          Checking and money market                       $   312,489     $   289,638     $   227,031
          Savings                                             300,247         318,834         385,360
          Certificates of deposit and accrued interest        801,852         763,687         727,100
                                                          -----------     -----------     -----------
     Total deposits                                         1,414,588       1,372,159       1,339,491

     FHLB advances                                            465,465         465,465         415,465
     Other borrowings                                         240,193         214,334         107,952
     Junior subordinated debentures                            42,126          42,115          42,082
     Other liabilities                                         19,032          19,688          21,507
     Stockholders' equity                                     123,421(a)      123,585         124,054
                                                          -----------     -----------     -----------
     Total liabilities and stockholders' equity           $ 2,304,825     $ 2,237,346     $ 2,050,551
                                                          ===========     ===========     ===========

     Book value per share                                 $      9.59     $      9.59     $      9.34

     Equity to assets                                            5.35%           5.52%           6.05%

Asset Quality Data:
     Non-performing loans                                 $     1,780     $     2,611     $     2,619
     Real estate owned, net                                         0               0               0
                                                          -----------     -----------     -----------
     Total non-performing assets                          $     1,780     $     2,611     $     2,619
                                                          ===========     ===========     ===========

     Non-performing loans to total loans                         0.11%           0.16%           0.18%
     Non-performing assets to total assets                       0.08%           0.12%           0.13%
     Allowance for loan losses to non-performing loans         330.79%         225.89%         231.00%
     Allowance for loan losses to total gross loans              0.35%           0.36%           0.41%

Regulatory Capital Ratios (of the Bank):
     Tangible capital ratio (requirement - 1.50%)                7.33%           7.57%           8.28%
     Core capital ratio (requirement - 4.00%)                    7.33%           7.57%           8.28%
     Risk-based capital ratio (requirement - 8.00%)             13.81%          14.39%          15.84%

(a) Common shares outstanding as of June 30, 2006 totaled 12,864,047 shares.


                                            PennFed Financial Services, Inc.
                                    (Holding Company for Penn Federal Savings Bank)
                                      Selected Consolidated Financial Information
                                    (dollars in thousands, except per share amounts)

                                                          For the three months ended           For the year ended
                                                                   June 30,                          June 30,
                                                        -----------------------------     -----------------------------
                                                            2006             2005             2006             2005
                                                        ------------     ------------     ------------     ------------
Selected Operating Data:
   Interest and dividend income                         $     30,270     $     26,751     $    115,276     $    104,722
   Interest expense                                           21,814           16,290           77,782           61,384
                                                        ------------     ------------     ------------     ------------
        Net interest and dividend income                       8,456           10,461           37,494           43,338
   Provision for loan losses                                       0                0                0                0
                                                        ------------     ------------     ------------     ------------
   Net interest and dividend income
        after provision for loan losses                        8,456           10,461           37,494           43,338
   Non-interest income:
        Fees and service charges                                 718              800            5,670            3,096
        Net gain (loss) from real estate operations               (2)              (1)              (6)             156
        Net gain on sales of loans                                 0              128              143              394
        Income on Bank Owned Life Insurance                      293              224              967              690
        Other                                                    204              146              739              660
                                                        ------------     ------------     ------------     ------------
        Total non-interest income                              1,213            1,297            7,513            4,996
   Non-interest expenses:
        Compensation & employee benefits                       2,742            2,856           12,202           12,263
        Net occupancy expense                                    583              578            2,426            2,319
        Equipment                                                534              546            2,573            2,140
        Advertising                                              170              170              637              719
        Amortization of intangible assets                          0                0                0            1,361
        Federal deposit insurance premium                         43               44              175              172
        Extinguishment of debt                                     0                0            1,351                0
        Other                                                  1,325            1,534            4,834            5,197
                                                        ------------     ------------     ------------     ------------
        Total non-interest expenses                            5,397            5,728           24,198           24,171
                                                        ------------     ------------     ------------     ------------
   Income before income taxes                                  4,272            6,030           20,809           24,163
   Income tax expense                                          1,509            2,158            7,411            8,669
                                                        ------------     ------------     ------------     ------------
   Net income                                           $      2,763     $      3,872     $     13,398     $     15,494
                                                        ============     ============     ============     ============

   Weighted avg. no. of diluted common shares             13,241,182       13,742,337       13,451,005       14,010,684
   Diluted earnings per common share                    $       0.21     $       0.28     $       1.00     $       1.11

   Return on average common equity (a)                          8.97%           12.50%           10.78%           12.64%

   Return on average assets (a)                                 0.49%            0.76%            0.62%            0.78%

   Average total assets                                 $  2,267,507     $  2,029,268     $  2,169,145     $  1,981,090

   Average earning assets                               $  2,188,499     $  1,959,481     $  2,096,020     $  1,913,717

   Yield on average interest-earning assets                     5.53%            5.46%            5.50%            5.47%
   Cost of average deposits and borrowings                      4.09%            3.44%            3.84%            3.33%
                                                        ------------     ------------     ------------     ------------
   Net interest rate spread                                     1.44%            2.02%            1.66%            2.14%
                                                        ============     ============     ============     ============

   Net interest margin                                          1.56%            2.14%            1.79%            2.26%

   Non-interest exp. as a % of avg. assets                      0.95%            1.13%            1.12%            1.22%
   Efficiency ratio                                            55.81%           48.71%           53.76%           47.35%

   Loan originations and purchases:
        One- to four-family mortgage loans              $     84,925     $    107,521     $    340,852     $    350,274
        Commercial and multi-family real estate loans         12,353            8,470           42,060           38,612
        Consumer loans                                        36,472           29,301          131,729           90,808
                                                        ------------     ------------     ------------     ------------
        Total loan originations and purchases           $    133,750     $    145,292     $    514,641     $    479,694
                                                        ============     ============     ============     ============


(a) - Annualized.


                                       PennFed Financial Services, Inc.
                               (Holding Company for Penn Federal Savings Bank)
                                 Selected Consolidated Financial Information
                               (dollars in thousands, except per share amounts)


                                      CALCULATION OF ADJUSTED NET INCOME
                                      ----------------------------------

                                               For the three months ended           For the year ended
                                                         June 30,                        June 30,
                                              ----------------------------     -----------------------------
                                                  2006            2005             2006             2005
                                              ------------    ------------     ------------     ------------
Reported net income                           $      2,763    $      3,872     $     13,398     $     15,494

Adjustments:
     Commercial loan prepayment
       premium                                           0               0           (2,688)               0
     Prepayment penalty on FHLB
       advances                                          0               0            1,351                0
     Acceleration of depreciation on branch
       automation system software                        0               0              372                0
     Increase in obligation under certain
       long-term benefit plans                           0               0              259                0
     Additional Sarbanes Oxley
       compliance costs                                  0             208                0              208
     Net tax effect                                      0             (73)             247              (73)
                                              ------------    ------------     ------------     ------------
     Adjustments, net of taxes                           0             135             (459)             135

                                              ------------    ------------     ------------     ------------
"Adjusted" net income                         $      2,763    $      4,007     $     12,939     $     15,629
                                              ============    ============     ============     ============

Weighted avg. no. of diluted common shares      13,241,182      13,742,337       13,451,005       14,010,684
Diluted earnings per common share             $       0.21    $       0.29     $       0.96     $       1.12

Return on average common equity (a)                   8.97%          12.93%           10.41%           12.75%

Return on average assets (a)                          0.49%           0.79%            0.60%            0.79%

Non-interest exp. as a % of avg. assets               0.95%           1.09%            1.02%            1.21%
Efficiency ratio                                     55.81%          46.94%           52.49%           46.91%


(a) - Annualized.


                                                  PennFed Financial Services, Inc.
                                          (Holding Company for Penn Federal Savings Bank)
                                            Selected Consolidated Financial Information
                                          (dollars in thousands, except per share amounts)

                                                                                For the three months ended
                                                       ---------------------------------------------------------------------------
                                                          Jun. 30,        Mar. 31,        Dec. 31,       Sep. 30,        Jun. 30,
                                                            2006            2006            2005           2005            2005
                                                        -----------     -----------     -----------    -----------     -----------
Selected Operating Data:
   Interest and dividend income                         $    30,270     $    28,973     $    28,350    $    27,683     $    26,751
   Interest expense                                          21,814          19,762          18,715         17,491          16,290
                                                        -----------     -----------     -----------    -----------     -----------
        Net interest and dividend income                      8,456           9,211           9,635         10,192          10,461
   Provision for loan losses                                      0               0               0              0               0
                                                        -----------     -----------     -----------    -----------     -----------
   Net interest and dividend income
        after provision for loan losses                       8,456           9,211           9,635         10,192          10,461
   Non-interest income:
        Fees and service charges                                718             778             704          3,470             800
        Net gain (loss) from real estate operations              (2)             (3)              2             (3)             (1)
        Net gain on sales of loans                                0               0              21            122             128
        Income on Bank Owned Life Insurance                     293             239             219            216             224
        Other                                                   204             201             153            181             146
                                                        -----------     -----------     -----------    -----------     -----------
        Total non-interest income                             1,213           1,215           1,099          3,986           1,297
   Non-interest expenses:
        Compensation & employee benefits                      2,742           3,134           3,067          3,259           2,856
        Net occupancy expense                                   583             664             594            585             578
        Equipment                                               534             530             538            971             546
        Advertising                                             170             168             165            134             170
        Amortization of intangible assets                         0               0               0              0               0
        Federal deposit insurance premium                        43              45              45             42              44
        Extinguishment of debt                                    0               0               0          1,351               0
        Other                                                 1,325           1,119             979          1,411           1,534
                                                        -----------     -----------     -----------    -----------     -----------
        Total non-interest expenses                           5,397           5,660           5,388          7,753           5,728
                                                        -----------     -----------     -----------    -----------     -----------
   Income before income taxes                                 4,272           4,766           5,346          6,425           6,030
   Income tax expense                                         1,509           1,717           1,892          2,293           2,158
                                                        -----------     -----------     -----------    -----------     -----------
   Net income                                           $     2,763     $     3,049     $     3,454    $     4,132     $     3,872
                                                        ===========     ===========     ===========    ===========     ===========

   Weighted avg. no. of diluted common shares            13,241,182      13,349,234      13,509,140     13,700,349      13,742,337
   Diluted earnings per common share                    $      0.21     $      0.23     $      0.26    $      0.30     $      0.28

   Return on average common equity (a)                         8.97%           9.87%          11.09%         13.12%          12.50%

   Return on average assets (a)                                0.49%           0.56%           0.65%          0.79%           0.76%

   Average total assets                                 $ 2,267,507     $ 2,184,365     $ 2,137,449    $ 2,087,261     $ 2,029,268

   Average earning assets                               $ 2,188,499     $ 2,111,183     $ 2,066,915    $ 2,017,484     $ 1,959,481

   Yield on average interest-earning assets                    5.53%           5.51%           5.46%          5.47%           5.46%
   Cost of average deposits and borrowings                     4.09%           3.90%           3.70%          3.55%           3.44%
                                                        -----------     -----------     -----------    -----------     -----------
   Net interest rate spread                                    1.44%           1.61%           1.76%          1.92%           2.02%
                                                        ===========     ===========     ===========    ===========     ===========

   Net interest margin                                         1.56%           1.74%           1.89%          2.05%           2.14%

   Non-interest exp. as a % of avg. assets                     0.95%           1.04%           1.01%          1.49%           1.13%
   Efficiency ratio                                           55.81%          54.27%          50.20%         54.67%          48.71%

   Loan originations and purchases:
        One- to four-family mortgage loans              $    84,925     $    64,637     $    73,061    $   118,229     $   107,521
        Commercial and multi-family real estate loans        12,353           7,005          14,387          8,315           8,470
        Consumer loans                                       36,472          36,791          27,996         30,470          29,301
                                                        -----------     -----------     -----------    -----------     -----------
        Total loan originations and purchases           $   133,750     $   108,433     $   115,444    $   157,014     $   145,292
                                                        ===========     ===========     ===========    ===========     ===========


(a) - Annualized.


                                              PennFed Financial Services, Inc.
                                       (Holding Company for Penn Federal Savings Bank)
                                         Selected Consolidated Financial Information
                                      (dollars in thousands, except per share amounts)


                                             CALCULATION OF ADJUSTED NET INCOME
                                             ----------------------------------

                                                                     For the three months ended
                                              -----------------------------------------------------------------------------
                                                Jun. 30,        Mar. 31,        Dec. 31,        Sep. 30,         Jun. 30,
                                                  2006            2006            2005            2005             2005
                                              ------------    ------------    ------------    ------------     ------------
Reported net income                           $      2,763    $      3,049    $      3,454    $      4,132     $      3,872

Adjustments:
     Commercial loan prepayment
       premium                                           0               0               0          (2,688)               0
     Prepayment penalty on FHLB
       advances                                          0               0               0           1,351                0
     Acceleration of depreciation on branch
       automation system software                        0               0               0             372                0
     Increase in obligation under certain
       long-term benefit plans                           0               0               0             259                0
     Additional Sarbanes Oxley
       compliance costs                                  0               0               0               0              208
     Net tax effect                                      0               0               0             247              (73)
                                              ------------    ------------    ------------    ------------     ------------
     Adjustments, net of taxes                           0               0               0            (459)             135

                                              ------------    ------------    ------------    ------------     ------------
"Adjusted" net income                         $      2,763    $      3,049    $      3,454    $      3,673     $      4,007
                                              ============    ============    ============    ============     ============

Weighted avg. no. of diluted common shares      13,241,182      13,349,234      13,509,140      13,700,349       13,742,337
Diluted earnings per common share             $       0.21    $       0.23    $       0.26    $       0.27     $       0.29

Return on average common equity (a)                   8.97%           9.87%          11.09%          11.66%           12.93%

Return on average assets (a)                          0.49%           0.56%           0.65%           0.70%            0.79%

Non-interest exp. as a % of avg. assets               0.95%           1.04%           1.01%           1.11%            1.09%
Efficiency ratio                                     55.81%          54.27%          50.20%          50.21%           46.94%


(a) - Annualized.
